EQUITY-ACCOUNTED INVESTMENTS	12 Months Ended
Dec. 31, 2021
Disclosure of joint ventures [abstract]
EQUITY-ACCOUNTED INVESTMENTS	EQUITY-ACCOUNTED INVESTMENTS
The following table outlines the changes in the company’s equity-accounted investments:

(MILLIONS)	2021	2020
Balance, beginning of year	$372	$360
Share of net (loss) income	2	(4)
Share of other comprehensive income	87	26
Dividends received	(3)	(3)
Foreign exchange translation and other	(3)	(7)
Balance, end of year	$455	$372